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                                                                 EXHIBIT (23)(b)


                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
ONEOK, Inc.


     We consent to the incorporation by reference herein of our report on the Consolidated Financial Statements of ONEOK, Inc. as of August 31, 1999 and 1998 and for each of the years in the three-year period ended August 31, 1999, which report appears in the August 31, 1999, Annual Report on Form 10-K of ONEOK, Inc.



                                                   KPMG LLP


Tulsa, Oklahoma
July 20, 2000